UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below is incorporated herein by reference. The shares of Common Stock (as defined herein) described herein will be issued pursuant to Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On May 4, 2026, the holders of the Senior Secured Exchangeable Notes due 2030 (the “Exchangeable Notes,” and such holders, the “Exchanging Noteholders”) issued by Muvico, LLC (“Muvico”), a wholly owned subsidiary of AMC Entertainment Holdings, Inc. (the “Company” or “AMC”), delivered Notices of Voluntary Exchange to Muvico and GLAS Trust Company LLC, as exchange agent, to exchange all $155,845,562 aggregate principal amount of Exchangeable Notes outstanding for shares of AMC’s Class A common stock, par value $0.01 per share (“Common Stock”), pursuant to the terms of the indenture governing the Exchangeable Notes (the “Indenture”).

The Company expects to settle the exchange (the “Exchange”) on May 5, 2026, by issuing an aggregate of 129,681,144 shares of Common Stock to the Exchanging Noteholders (including shares issued in respect of the Exchange Adjustment Consideration (as defined in the Indenture) and accrued and unpaid interest) in exchange for $142,224,843 aggregate principal amount of Exchangeable Notes. The Company expects to exchange the remaining $13,620,719 aggregate principal amount of Exchangeable Notes for 12,358,886 shares of Common Stock (including shares issued in respect of the Exchange Adjustment Consideration and excluding any shares that may be issued in respect of accrued and unpaid interest on the remaining Exchangeable Notes), once notified by certain Exchanging Noteholders that delivery of such shares will not contravene their Ownership Limitation (as defined in the Indenture). All exchanged Exchangeable Notes will be cancelled in accordance with the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: May 5, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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